                                                                    Exhibit 99.5

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          5
SERVICER REPORT DATE: 10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

                     ORIG PRINCIPAL     BEG PRINCIPAL      PRINCIPAL         INTEREST          TOTAL        END PRINCIPAL
                        BALANCE           BALANCE        DISTRIBUTION      DISTRIBUTION    DISTRIBUTION        BALANCE
---------------------------------------------------------------------------------------------------------------------------
 CLASS A-1 NOTES   $  125,000,000.00  $  32,713,026.31    24,670,752.23  $    162,494.01    24,833,246.24  $   8,042,274.08
 CLASS A-2 NOTES   $  314,000,000.00  $ 314,000,000.00  $          0.00  $  1,711,300.00     1,711,300.00  $ 314,000,000.00
 CLASS A-3 NOTES   $  196,000,000.00  $ 196,000,000.00  $          0.00  $  1,102,500.00     1,102,500.00  $ 196,000,000.00
 CLASS A-4 NOTES   $  151,800,000.00  $ 151,800,000.00  $          0.00  $    877,910.00       877,910.00  $ 151,800,000.00
---------------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS     $  786,800,000.00  $ 694,513,026.31  $ 24,670,752.23  $  3,854,204.01  $ 28,524,956.24  $ 669,842,274.08
---------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                        PRINCIPAL         INTEREST        END PRINCIPAL
                      DISTRIBUTION      DISTRIBUTION         BALANCE
-------------------------------------------------------------------------
  CLASS A-1 NOTES       197.36601784        1.29995206        64.33819264
  CLASS A-2 NOTES                  -        5.45000000     1,000.00000000
  CLASS A-3 NOTES                  -        5.62500000     1,000.00000000
  CLASS A-4 NOTES                  -        5.78333333     1,000.00000000
-------------------------------------------------------------------------
    NOTE TOTALS         197.36601784      18.15828539      3,064.33819264
-------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
200 S. Andrews Avenue
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

I. Note Distributable Amounts

                                                                            Prin                  Int                   Total
                Principal           Interest           Total           (per$1000/orig)       (per$1000/orig)    (per$1000/orig)
            --------------------------------------------------------------------------------------------------------------------
CLASS A-1   $   24,670,752.23   $    162,494.01   $ 24,833,246.24   $        197.36601784   $       1.29995206  $   198.66596990
CLASS A-2   $               -   $  1,711,300.00   $  1,711,300.00   $                   -   $       5.45000000  $     5.45000000
CLASS A-3   $               -   $  1,102,500.00   $  1,102,500.00   $                   -   $       5.62500000  $     5.62500000
CLASS A-4   $               -   $    877,910.00   $    877,910.00   $                   -   $       5.78333333  $     5.78333333
            --------------------------------------------------------------------------------------------------------------------
  TOTAL     $   24,670,752.23   $  3,854,204.01   $ 28,524,956.24   $        197.36601784   $      18.15828539  $   215.52430323

  II. Pool Balance at the end of the Collection Period                                                          $ 677,788,484.78

 III. Insurance Premium                                                                                         $     114,431.00

  IV. Spread Account Balance
                  (A) Balance after Deposits/Withdrawals for prior Distribution Date                            $  21,073,777.11
                  (B) Balance after Deposits/Withdrawals for current Distribution Date                          $  22,284,536.40

   V. Spread Account Required Amount                                                                            $  20,333,654.54

  VI. Spread Account Withdrawals
                  (A) Withdrawal to make required payments under 4.03                                           $              0
                  (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                   $              0

 VII. Servicing Fee                                                                                                   585,382.70

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                           $              0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                       $              0

   X. Available Funds                                                                                           $  30,350,948.37

  XI. Insured Payment (if any)                                                                                  $              0

 XII. Note Principal and Interest Carryover Shortfalls

                         Note Principal           Note Interest
                      Carryover Shortfall       Carryover Shortfall               Total
                  -----------------------------------------------------------------------------------
      CLASS A-1   $                    0.00  $                   0.00   $                        0.00
      CLASS A-2   $                    0.00  $                   0.00   $                        0.00
      CLASS A-3   $                    0.00  $                   0.00   $                        0.00
      CLASS A-4   $                    0.00  $                   0.00   $                        0.00
                  -----------------------------------------------------------------------------------
        TOTAL     $                    0.00  $                   0.00   $                        0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

                  Current Distribution Date   Prior Distribution Date
                        Note Principal             Note Principal              Change in Note
                     Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
                  -----------------------------------------------------------------------------------
      CLASS A-1   $                    0.00  $                   0.00   $                        0.00
      CLASS A-2   $                    0.00  $                   0.00   $                        0.00
      CLASS A-3   $                    0.00  $                   0.00   $                        0.00
      CLASS A-4   $                    0.00  $                   0.00   $                        0.00
                  -----------------------------------------------------------------------------------
        TOTAL     $                    0.00  $                   0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

                   Prior Distribution Date  Current Distribution Date
                        Note Interest               Note Interest              Change in Note
                     Carryover Shortfall         Carryover Shortfall    Interest Carryover Shortfall
                  ----------------------------------------------------------------------------------
      CLASS A-1   $                    0.00  $                   0.00   $                        0.00
      CLASS A-2   $                    0.00  $                   0.00   $                        0.00
      CLASS A-3   $                    0.00  $                   0.00   $                        0.00
      CLASS A-4   $                    0.00  $                   0.00   $                        0.00
                  -----------------------------------------------------------------------------------
        TOTAL     $                    0.00  $                   0.00   $                        0.00

IX. Delinquency Ratio

                A. Delinquency Statistics

            Days                                     Outstanding                      Past Due
         Delinquent              Units                Principal                         Amount
      -----------------------------------------------------------------------------------------------
          31- 60                        762              9,840,000.11                      509,077.42
          61- 90                        138              1,659,815.72                      132,671.11
          91- 120                        42                 520606.43                        61914.78
           121+                          18                 100582.93                         26724.3
      -----------------------------------------------------------------------------------------------
           TOTAL                        960             12,121,005.19                      730,387.61


                B. Delinquency Percentage

                   (1)  Outstanding Principal Balance for Delinquency => 30Days                                 $  12,121,005.19
                   (2)  Pool Principal Balance Beginning of Collection Period                                   $ 702,459,237.01
                   (3)  Delinquency Percentage (Line 1/Line 2)                                                              1.73%

X.   Principal Balance of repossessed Financed Vehicles                                            Units           Principal
                                                                                            -----------------   ---------------
                                                                                                           187  $   2,480,727.54

XI.  Liquidation Proceeds received for Defaulted Contracts                                                       $     968,554.62

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

I. POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                                                       794,746,210.70

B.    Beginning of Period Outstanding Pool Balance                                                                702,459,237.01

C.    Monthly Principal Amounts

      (1)  Monthly Scheduled Payments                                                                              13,736,641.95
      (2)  Full Prepayments (excluding Purchased Receivables)                                                       9,194,187.24
      (3)  Receivables becoming Liquidated Receivables during period                                                1,758,506.19
      (4)  Receivables becoming Purchased Receivables during period                                                            -
      (5)  Other Receivables adjustments                                                                              (18,583.15)

      Total Monthly Principal Amounts                                                                              24,670,752.23

D.    Total Monthly Payments allocable to Interest                                                                  6,383,589.25

E.    End of period Outstanding Pool Balance                                                                      677,788,484.78

F.    Pool Factor                                                                                                       0.852836

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1         Class A-2         Class A-3         Class A-4
                                                             -------------   ---------------   ---------------   ---------------
A.    Beginning of period Outstanding Principal Balance      32,713,026.31    314,000,000.00    196,000,000.00    151,800,000.00

B.    Noteholders' Principal Distributable Amount            24,670,752.23              0.00              0.00              0.00
C.    Noteholders' Interest Distributable Amount                162,494.01      1,711,300.00      1,102,500.00        877,910.00
                                                             -------------------------------------------------------------------
D.    Note Distributable Amount                              24,833,246.24      1,711,300.00      1,102,500.00        877,910.00
E.    Note Principal Carryover Shortfall                                 0                 0                 0                 0
F.    Note Interest Carryover Shortfall                                  0                 0                 0                 0
G.    Insured Payment                                                    0                 0                 0                 0

H.    End of period Outstanding Principal Balance             8,042,274.08    314,000,000.00    196,000,000.00    151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A. Available Funds in Collection Account:

                     (1)  Monthly Scheduled Payments on Receivables during period (including partial prepays)
                           (a) Principal                                                                           13,736,641.95
                           (b) Interest                                                                             6,311,677.42
                     (2)  Full Prepayments collected during period
                           (a) Principal                                                                            8,732,912.25
                           (b) Interest                                                                                23,363.86
                     (3)  Net Liquidation Proceeds collected during period                                            967,971.75
                     (4)  Net Insurance Proceeds collected during period
                           (a) Principal                                                                              461,274.99
                           (b) Interest                                                                                 1,768.75
                     (5)  Purchase Amounts deposited in Collection Account                                                     0
                     (6)  Investment Earnings - Collection Account                                                    115,337.40
                     Total Available Funds in Collection Account                                                   30,350,948.37

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

        B. Available Funds in Payment Account:

                     (1)  Available Funds transferred from Collection Account                                   $  30,350,948.37
                     (2)  Amount withdrawn from Spread Account and deposited to Payment Account                 $              -
                     (3)  Insured Payment deposited to Payment Account                                          $              -

                     Total Available Funds in Payment Account                                                   $  30,350,948.37

        C. Distributions from Payment Account:

                     (1)  Monthly Servicing Fee                                                                       585,382.70
                     (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                             0
                     (3)  Owner Trustee Fees (if paid from Available Funds)                                                    0
                     (4)  Indenture Trustee Fees (if paid from Available Funds)                                                0
                     (5)  Insurance Premium                                                                           114,431.00
                     (6)  Note Interest Distributable Amount
                                 (a.1)      Class A - 1                                                               162,494.01
                                 (b)        Class A - 2                                                             1,711,300.00
                                 (c)        Class A - 3                                                             1,102,500.00
                                 (d)        Class A - 4                                                               877,910.00
                     (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                                 (a)        Class A - 1                                                                        0
                                 (b)        Class A - 2                                                                        0
                                 (c)        Class A - 3                                                                        0
                                 (d)        Class A - 4                                                                        0
                     (8)  Note Principal Distributable Amount
                                 (a)        Class A - 1                                                            24,670,752.23
                                 (b)        Class A - 2                                                                        0
                                 (c)        Class A - 3                                                                        0
                                 (d)        Class A - 4                                                                        0
                     (9)  Reimbursement Amounts Owing to Insurer                                                               0
                     (10) Spread Account Deposit (to increase to Required Amount)                                   1,126,178.44
                     (11) Indenture or Owner Trustee Fees (not paid under C)                                                   0
                     (12) Re-Liening Expenses                                                                                  0
                          (To the extent not paid by Servicer)
                     (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                  0
                     (14) After Servicer Default, remaining Available Funds deposited in Note Distribution
                           Account                                                                                             0

                     Total Distributions                                                                           30,350,948.37

        D. Excess Available Funds (or shortfall)                                                                               -

        E. Remaining Available Funds to holder of Residual Interest Certificate                                                0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                A. Available Funds Transferred from Collection Account to Payment Account                       $  30,350,948.37
                B. Distributions required under 4.03 (a)(i) through (vii)                                       $  29,224,769.93
                C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                          0
                D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                              0

V.   SPREAD ACCOUNT BALANCE

                A. Spread Account Balance After Deposit/Disbursements
                     (1)  Beginning Spread Account Balance                                                      $  21,073,777.11
                     (2)  Investment Income Deposited to Spread Account                                         $      84,580.85

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

                     (3)  Withdrawal to make required payments under 4.03                                                      0
                     (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
                     (5)  Deposit to Spread Account after Disbursements                                         $   1,126,178.44
                     (6)  Spread Account Balance after Deposit/Disbursments                                     $  22,284,536.40

                B. Spread Account Required Amount                                                               $  20,333,654.54

                     (1)  3% of Pool Balance                                                                    $  20,333,654.54
                          But in no event less than the lesser of (a) or (b)
                                 (a) .5% of Original Pool Balance                                               $   3,973,731.05
                                 (b) Outstanding Principal Amount of All Notes                                  $ 669,842,274.08

                C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                           0

                D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                       1,950,881.85

VI.  INSURED PAYMENTS

                A. Available Funds Transferred from Collection Account to Payment Account                       $  30,350,948.37
                B. Available Funds Transferred from Spread Account to Payment Account                           $              0
                C. Note Interest Distributable Amount                                                               3,854,204.01
                D. Guaranteed Note Principal Amount                                                             $              0
                E. Deficiency Amount                                                                            $              0
                    (Min:(Lines A+B-C-D) and $0.00)                                                             $              0
                F. Preference Amount                                                                            $              0
                G. Insured Payment (lines E+F)                                                                  $              0

                            Note Principal              Note Interest
                        Carryover Shortfall         Carryover Shortfall                   Total
      CLASS A-1      $                    0.00    $                  0.00    $                        0.00
      CLASS A-2      $                    0.00    $                  0.00    $                        0.00
      CLASS A-3      $                    0.00    $                  0.00    $                        0.00
      CLASS A-4      $                    0.00    $                  0.00    $                        0.00
      ----------------------------------------------------------------------------------------------------
        TOTAL        $                    0.00    $                  0.00    $                        0.00

                     Current Distribution Date    Prior Distribution Date
                           Note Principal              Note Principal                Change in Note
                        Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
      CLASS A-1      $                    0.00    $                  0.00    $                        0.00
      CLASS A-2      $                    0.00    $                  0.00    $                        0.00
      CLASS A-3      $                    0.00    $                  0.00    $                        0.00
      CLASS A-4      $                    0.00    $                  0.00    $                        0.00
      ----------------------------------------------------------------------------------------------------
        TOTAL        $                    0.00    $                  0.00    $                        0.00

                     Current Distribution Date    Prior Distribution Date
                            Note Interest               Note Interest                Change in Note
                        Carryover Shortfall         Carryover Shortfall       Interest Carryover Shortfall
      CLASS A-1      $                    0.00    $                  0.00    $                        0.00
      CLASS A-2      $                    0.00    $                  0.00    $                        0.00
      CLASS A-3      $                    0.00    $                  0.00    $                        0.00
      CLASS A-4      $                    0.00    $                  0.00    $                        0.00
      ----------------------------------------------------------------------------------------------------
        TOTAL        $                    0.00    $                  0.00    $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                          $   1,806,169.57

VIII. DELINQUENCY RATIO

                A. Delinquency Statistics

           Days                                         Outstanding                      Past Due
        Delinquent                       Units           Principal                        Amount
      ----------------------------------------------------------------------------------------------------
          31- 60                           762    $          9,840,000.11    $                  509,077.42
          61- 90                           138    $          1,659,815.72    $                  132,671.11
          91- 120                           42    $            520,606.43    $                   61,914.78
           121+                             18    $            100,582.93    $                   26,724.30
      ----------------------------------------------------------------------------------------------------
          TOTAL                            960              12,121,005.19                       730,387.61

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          5
SERVICER RPT DATE:    10-Mar-00                     BEGINNING:          1-Feb-00
DISTRIBUTION DATE:    15-Mar-00                     ENDING:            29-Feb-00

                B. Delinquency Percentage

                     (1)  Outstanding Principal Balance for Delinquency => 30Days                               $  12,121,005.19
                     (2)  Pool Principal Balance Beginning of Collection Period                                 $ 702,459,237.01
                     (3)  Delinquency Percentage (Line 1/Line 2)                                                            1.73%

IX.  CUMULATIVE NET LOSS RATIO

                     (1)  Principal Balance of Defaulted Contracts in current Collection Period                 $   1,758,506.19
                     (2)  Cumulative Defaulted Contracts Including
                           Defaulted Contracts in current Collection Period                                     $   3,374,499.87
                     (3)  Net Liquidation Proceeds collected during current Collection Period                   $     967,971.75
                     (4)  Cumulative Net Liquidation Proceeds Including
                           Net Liquidation Proceeds in current Collection Period                                $   1,771,463.55
                     (5)  Original Pool Balance                                                                 $ 794,746,210.70
                     (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                            0.202%

X. REPOSSESSED INVENTORY

                                                                                                       Units         Principal
                                                                                                     ----------   ---------------
                     A. Principal Balance of repossessed Financed Vehicles (beg.)                           179      2,496,452.94
                     B. Repossessed Financed Vehicles (Principal)                                                 $  1,742,780.79
                     C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                    $    968,554.62
                     D. Realized losses on sale of repossessed Financed Vehicles (Principal)                      $    789,951.57
                                                                                                     ----------   ---------------
                     E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                 187   $  2,480,727.54

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of March, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Officer